EXHIBIT 99.2
ELITE SURGICAL CENTERS, DEL MAR, L.P.
FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2005 AND 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners of
Elite Surgical Centers, Del Mar, L.P.
We have audited the accompanying balance sheets of Elite Surgical Centers, Del Mar, L.P. (a California limited partnership) as of December 31, 2005 and 2004, and the related statements of operations and changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elite Surgical Centers, Del Mar, L.P. as of December 31, 2005 and 2004, the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mendoza Berger & Company, LLP
Irvine, California
October 6, 2006

ELITE SURGICAL CENTERS, DEL MAR, L.P.
BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

	2005	2004

ASSETS

Cash and cash equivalents	$636,754	$536,901
Accounts receivable, net	1,396,094	2,039,600
Prepaid expenses	24,355	20,755

Total current assets	2,057,203	2,597,256

Fixed assets, net of accumulated depreciation	744,025	780,911

Total assets	$2,801,228	$3,378,167

LIABILITIES AND PARTNERS’ CAPITAL

Accounts payable and accrued expenses	$423,601	$445,700
Note payable, current portion	13,870	13,754

Total current liabilities	437,471	459,454

Commitments	—	—

Note payable, net of current portion	57,141	71,011

Total liabilities	494,612	530,465

Partners’ capital	2,306,616	2,847,702

Total liabilities and partners’ capital	$2,801,228	$3,378,167

The accompanying notes are an integral part of these financial statements

ELITE SURGICAL CENTERS, DEL MAR, L.P.
STATEMENTS OF OPERATIONS AND PARTNERS’ CAPITAL
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

Revenues
Net revenue	$1,891,370	$6,064,512

Operating expenses
Medical equipment and surgical supplies	1,374,307	1,726,816
Office and other administration	443,932	458,133
Salaries and wages	230,822	297,408
Medical management fee	164,801	283,623
Rent	53,462	50,647
Depreciation	36,886	44,407
Advertising and marketing	31,690	35,110
Interest	9,056	9,980

Total operating expenses	2,344,956	2,906,124

Net income (loss)	(453,586)	3,158,388

Partners’ capital, beginning of year	2,847,702	1,168,004

Partners’ distributions	(87,500)	(1,478,690)

Partners’ capital, end of year	$2,306,616	$2,847,702

The accompanying notes are an integral part of these financial statements

ELITE SURGICAL CENTERS, DEL MAR, L.P.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

Cash flows from operating activities:
Net income (loss)	$(453,586)	$3,158,388
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	36,886	44,407
Changes in operating assets and liabilities:
Accounts receivable	643,506	(1,859,298)
Prepaid expenses	(3,600)	(20,755)
Accounts payable and accrued expenses	(22,099)	147,962

Net cash provided by operating activities	201,107	1,470,704

Cash flows from financing activities:
Repayment of loan	(13,754)	(17,036)
Partners’ distributions	(87,500)	(1,478,690)

Net cash used in financing activities	(101,254)	(1,495,726)

Net increase (decrease) in cash and cash equivalents	99,853	(25,022)

Cash and cash equivalents, beginning of year	536,901	561,923

Cash and cash equivalents, end of year	$636,754	$536,901

The accompanying notes are an integral part of these financial statements

ELITE SURGICAL CENTERS, DEL MAR, L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Business
Elite Surgical Centers, Del Mar, L.P. (the Partnership) operates an outpatient medical surgical center in Del Mar, California. Medical doctors conduct outpatient surgical procedures at the facility located at 12264 El Camino Real, San Diego, California.
     Organization
The Partnership was organized in California on September 7, 2001, and commenced business in 2002. The Partnership is conducted in a limited partnership format. The general partner and summary of the limited partners owning a greater than 2% interest, as well as their ownership percentages at December 31, 2005, are stated below:

Surgical Ventures, Inc. (general partner)	1%
Dr. David Kupfer	88%
All other limited partners	11%

Total	100%

     Basis of Accounting
The financial statements are prepared on the accrual method of accounting and in conformity with United States generally accepted accounting principles.
     Revenue Recognition
In general, the Partnership records revenue upon the completion of the underlying surgical procedure. The revenue is recorded net of contractual allowances and net of the estimate of what the Partnership believes it will actually collect. In addition, there are instances when the uncertainty of receiving the revenue warrants the Partnership to recognize such revenue only upon its receipt.

ELITE SURGICAL CENTERS, DEL MAR, L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
     Medical Surgical Supplies
The Partnership maintains medical surgical supplies for use in the normal course of its business. The supplies themselves do not generate revenue but are an integral component that allows the Partnership to conduct its business. Medical supplies are recorded at cost and they are expensed when purchased.
     Medical Equipment, Computers and Office Equipment and Depreciation
Medical equipment, computers and office related equipment with a cost in excess of $1,000 are capitalized and depreciated over their estimated useful life. These assets are generally depreciated over a period of seven years using the straight line method and salvage value is considered zero.
     Leasehold Improvements and Depreciation
The Partnership leases its facility under a non-cancelable operating lease. In the years ended December 31, 2002 and 2003, the Partnership made leasehold improvements to the facility. These leasehold improvements are being depreciated over the term of the operating lease, seven years, using the straight line method. Salvage value is considered zero.
     Long-Lived Assets
Each year the Partnership evaluates the carrying value of its long-lived assets to determine if the asset’s carrying value is impaired or not. If necessary the Partnership writes down the asset to its fair value if it is less than the asset’s carrying value. For the years ended December 31, 2005 and 2004, the Partnership did not recognize an impairment loss.
     Use of Estimates
In preparing its financial statements in conformity with generally accepted accounting principles in the United States of America, the Partnership makes certain estimates and assumptions that affect the reported amount of assets, liabilities, revenues, expenses and disclosures. The actual results could differ from its estimates. Any adjustments to the estimated amounts are recognized in the year in which the adjustments are determined.

ELITE SURGICAL CENTERS, DEL MAR, L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

1.	BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Cash and Cash Equivalents
The Partnership classifies certificates of deposits and securities with original maturities of three months or less as cash equivalents. The amount for cash in the financial statements does not have any restriction and is immediately available for use.
     Concentration of Credit Risk
Financial instruments that potentially subject the Partnership to concentration of credit risk consist of temporary cash held with a financial institution. The Partnership places its temporary cash with financial institutions that are federally insured, however at December 31, 2005 and 2004, the Partnership had an excess of $500,808 and $477,344, respectively, on deposit with one financial institution in excess of the maximum federal insurance coverage.
     Income Taxes
The Partnership does not record a provision for federal or state income taxes because it is not subject to income taxes. The partners are required to include their proportionate share of income in their corporate or individual income tax return.
2.	RELATED PARTY TRANSACTIONS
     Elite Surgical Management, Inc.
The general non-medical administration of the business is facilitated by Elite Surgical Management, Inc. (ESM) which is owned 100% by Dr. David Kupfer, a related party. ESM invoices the Partnership for the cost to facilitate the non-medical administration. The costs associated with the non-medical administration of the Partnership were $443,932 and $458,133 for the years ended December 31, 2005 and 2004, respectively, and are shown under the caption Office and Other Administration in the Partnership’s statement of operations.
     Surgical Ventures, Inc.
The Partnership’s general partner is Surgical Ventures, Inc. (SVI), which is owned 100% by Dr. David Kupfer. SVI is paid a management fee based on the actual revenue collected and is reflected in the accompanying financial statement under the caption Medical Management Fee. For the years ended December 31, 2005 and 2004, this fee was $164,801 and $283,623, respectively.

ELITE SURGICAL CENTERS, DEL MAR, L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

2.	RELATED PARTY TRANSACTIONS (Continued)
     Lease Obligation
The lease underlying the facility was executed by and between Dr. David Kupfer and Champions of the West, LLC (COTW). Dr. Kupfer, the majority partner of the partnership, executed the lease for the sole purpose of securing the facility for the partnership. This lease was assigned to the Partnership in June 2002.
     Note Payable
In the years ended December 31, 2003 and 2002, the Partnership made leasehold improvements to the facility. A portion of these improvements was financed by and between Dr. David Kupfer and COTW as further detailed in Note 4. This note was assigned to the Partnership in June 2002.
3.	FIXED ASSETS
At December 31, 2005 and 2004, fixed assets consisted of the following:

	2005	2004

Leasehold improvements	$1,026,897	$1,026,897
Medical equipment	201,991	201,991
Office furniture and equipment	18,520	18,520

	1,247,408	1,247,408
Less: accumulated depreciation	(503,383)	(466,497)

	$744,025	$780,911

ELITE SURGICAL CENTERS, DEL MAR, L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

4.	NOTE PAYABLE
As mentioned in Note 1, in the years ended December 31, 2003 and 2002, the Partnership made leasehold improvements to its facility. The original amount financed for these improvements was $100,140. The interest rate on the note is 10% and the future repayment schedule is as follows:

For the Year Ending December 31,	Principle	Interest	Total

2006	$13,870	$7,742	$21,612
2007	16,648	4,964	21,612
2008	18,391	3,221	21,612
2009	20,316	1,296	21,612
Thereafter	1,786	15	1,801

	$71,011	$17,238	$88,249

5.	COMMITMENTS
The Partnership rents its facility under a non-cancelable operating lease. The lease commenced on January 1, 2002 and will expire on January 1, 2009. The lease contains a provision that allows the Partnership to extend the lease term an additional 14 years, executable in two, seven year increments.
The Partnership has not made any decision as to extending the term of the lease. Under the conditions of the lease agreement, the Partnership is obligated for future minimum lease obligations as follows:

For the Year Ending December 31,	Amount

2006	$227,820
2007	236,930
2008	246,610

$711,360

ELITE SURGICAL CENTERS, DEL MAR, L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

6.	SUBSEQUENT EVENTS
On December 2, 2005, Tri-Isthmus Group, Inc. (TIG), through a newly created subsidiary (the Company), entered into a purchase agreement to acquire a 19.99% controlling interest in the Partnership through existing partnership interests owned by Surgical Ventures, Inc. and Dr. David Kupfer.
On March 13, 2006, an amendment to the purchase agreement further allows the Company the right to purchase an additional 31.01% interest in the Partnership from Dr. David Kupfer, upon the satisfaction of certain closing conditions, as described in the amendment. This transaction has not yet closed.

Elite Surgical Centers, Del Mar, L.P.
Statement of Operations and Partners’ Capital
for the nine months ended September 30, 2006
(Unaudited)

Revenues
Net revenue	$1,192,727

Costs and other deductions
Cost of revenue	892,225
Advertising and marketing	12,520
Depreciation	27,665
Interest	2,306
Medical management fee	69,576
Rent	173,958
Salaries and wages	76,998
Office and administration	20,597

Total costs and other deductions	1,275,845

Net income from operations	(83,118)

Partners’ capital at beginning of period	2,306,616

Partners’ capital at end of period	$2,223,498

Elite Surgical Centers, Del Mar, L.P.
Balance Sheet
September 30, 2006
(Unaudited)

Assets
Cash	$257,698
Accounts receivable, net	1,334,790
Prepaid expenses	12,125

Total current assets	1,604,613

Fixed assets, net of accumulated depreciation	716,360

Other assets	37,042

Total assets	2,358,015

Liabilities and partners’ capital
Accounts and accrued payables	77,409
Accrued management fees	—
Current portion note payable	15,036

Total current liabilities	92,445

Committements	—

Note payable	42,072

Total liabilities	134,517

Partners’ capital	2,223,498

Total liability and partners’ capital	$2,358,015

Elite Surgical Centers, Del Mar, L.P.
Statement of Cash Flows
for the nine months ended September 30, 2006
(Unaudited)

Operating Activities:
Net income from operations	$(83,118)

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation	27,665
(Increase) in receivable	61,304
Decrease in prepaid expenses	12,125
(Increase) in other assets	(37,042)
(Decrease) in payables	(346,192)

Total Adjustments	(282,140)

Net cash (used) by operating activities	(365,258)

Investing Activities	—

Financing Activities:
Repayment of tennant improvement loan	(13,798)

Net cash used by financing activities	(13,798)

Net increase (decrease) in cash	(379,056)

Cash and cash equivalents at beginning of period	636,754

Cash and cash equivalents at end of period	$257,698

See accompanying notes.